EXHIBIT 10.32


                   MODIFIED SEPARATION AND SEVERANCE AGREEMENT

   MODIFICATION TO THE SEVERANCE COMPENSATION AND PAYMENTS FOR DONALD C. LIES
                                FEBRUARY 15, 2000

This Modified Separation and Severance Agreement (the "Modified Agreement") is made and entered into this 15th day of February, 2000, by and between RSI Systems, Inc., a Minnesota corporation ("Employer") and Donald C. Lies, a Minnesota resident ("Employee").

Whereas, Employer has paid Employee a total of $67,692.32, in accordance with the Separation and Severance Agreement dated September 7, 1999 (the "Agreement"), the last such payment having been made on January 7, 2000, and

Whereas, Employer has experienced significant cash flow constraints over the past several months, and has expressed to Employee its desire to change the amount and timing of remaining payments due to Employee under the Agreement dated September 7, 1999.

Now therefore, in consideration of the recitals and the mutual representations, warranties, covenant, agreements and promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to the following modifications to the Agreement as follows:

SECTION 2(b). SEVERANCE PAYMENTS

This modification supersedes Section 2 (b) of the Agreement - Severance payments due Donald C. Lies ("Employee") by RSI Systems ("Employer") as originally agreed upon by both parties on September 7, 1999.

NEW SEVERANCE PAYMENT TERMS. In satisfaction of all remaining severance amounts due under the original Agreement, Employer agrees to pay Employee a total lump sum of $50,000, less withholding taxes as required by law, in two (2) equal payments of $25,000 each, to be paid on or before February 15, 2000, and March 15, 2000.

                                Payment Schedule

---------------------- ---------------- -----------------------------------
Payment due date       Amount           Time
---------------------- ---------------- -----------------------------------
February 15, 2000      $25,000          On or before 2 p.m. CST
---------------------- ---------------- -----------------------------------
March 15, 2000         $25,000          On or before 2 p.m. CST
---------------------- ---------------- -----------------------------------

For the payments to be recognized as "made", the check and/or cash must have been delivered to Employee's place or residence (9425 Toledo Avenue S., Bloomington, Minnesota 55437) no later than 2 p.m. CST on said due date.

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Upon remittance of both $25,000 payments on the dates as specified above by
Employer to Employee, the Employee agrees to waive his claim to any further compensation, obligations or terms and conditions related to payment of said compensation by Employer, and Employer is not obligated to pay any future compensation. However, if said payments are not made in their entirety and/or on or before the dates and times as specified in this Modified Agreement, Employer will be considered in default of the terms and conditions of this Modified Agreement and the terms and conditions in Section 2(b) of the original Agreement shall stand as stipulated in the September 7, 1999 Agreement.

Except as amended herein, the Seperation and Severance Agreement shall remain in full force and effect. No other agreements, be they written or verbal, exist as it relates to the Separation and Severance Agreement other than in writing and executed by both parties.

In witness thereof, the undersigned have executed this Modified Agreement effective as of the date in the year first written above.

-------------------------------- -------------------------------
            Employer                       Employee
-------------------------------- -------------------------------
By: RSI Systems, Inc.            Name:
-------------------------------- -------------------------------
Name:                            Signature:
-------------------------------- -------------------------------
Title:                           Date:
-------------------------------- -------------------------------
Signature:
-------------------------------- -------------------------------
Date:
-------------------------------- -------------------------------

Received from, RSI Systems, Inc. payment to Don Lies in the sum of $23,087.50.




Date: February 15, 2000


_____________________________
Signature


For: Donald C. Lies